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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C.  20549


                                     FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      January 7, 1998 (December 23, 1997)

                               ICHOR CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                          (State of Incorporation)


               000-25132                                 25-1741849
      (Commission File Number)            (I.R.S. Employer Identification No.)


        Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
          (Address of principal executive offices, including postal code)


                                (604) 683-5767
              (Registrant's telephone number, including area code)








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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 23, 1997, ICHOR Corporation ("Ichor") entered into an agreement to acquire (the "Acquisition") all of the shares of Gruppo San Rocco SpA ("GSR"), a company organized under the laws of Italy, based near Milan, Italy and engaged in machine tool manufacturing, in exchange for 975,000 shares of common stock and 4,025 shares of preferred stock (the "Preferred Stock") of Ichor. The completion of the transaction is subject to various conditions, including the completion of an audit of GSR's financial statements for the year ended December 31, 1997 in accordance with U.S. generally accepted accounting principles.

GSR's products include high precision horizontal and vertical milling machines and machine tool accessories which are sold to major manufacturers in Europe, East Asia and North America. In the year ended December 31, 1996, GSR's revenues were approximately $16 million.

In connection with the Acquisition, Logan International Corp. ("Logan") and Drummond Financial Corporation ("Drummond"), Ichor's majority shareholders, entered into a securities exchange agreement with GSR's shareholders on December 23, 1997 to purchase 1,400 shares of the Preferred Stock in exchange for 1,497,660 issued and outstanding shares of common stock of Ichor and the assignment of certain indebtedness of Ichor owing to Drummond in the principal amount of $390,000. The exchange consideration is subject to adjustment in certain circumstances. The exchange is scheduled to close contemporaneously with the Acquisition and is subject to various conditions, including the refinancing of GSR's current credit facilities. Upon completion of these transactions, the board of directors of Ichor will be increased to five directors, consisting of two nominees of GSR's current shareholders, two nominees of Logan and Drummond, and one nominee appointed jointly by both groups.

On December 23, 1997, Ichor sold all of the shares of its wholly-owned subsidiary Ortek, Inc., which operates a waste oil refinery near Chicago, Illinois, to Evergreen Holding Inc. for approximately $1,000,000, consisting of an initial payment of $320,000 and a final payment of $680,000 plus interest on or before December 23, 1998. Approximately $800,000 will be used to repay certain debts.











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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit
Number                                Description
-------                               -----------

  2.1 Purchase Agreement among ICHOR Corporation and the shareholders of Gruppo San Rocco SpA dated for reference December 23, 1997.

  2.2 Stock Purchase Agreement between ICHOR Corporation and Evergreen Holding Inc. dated December 23, 1997.




































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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       ICHOR CORPORATION

                                       By:      /s/ Michael J. Smith
                                            ---------------------------------
                                            Michael J. Smith, Chief Financial
                                            Officer and Director


Date:  January 7, 1998




























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                                ICHOR CORPORATION
                                     FORM 8-K

                                  EXHIBIT INDEX

Exhibit
Number                                Description
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  2.1      Purchase Agreement among ICHOR Corporation and the shareholders of
           Gruppo San Rocco SpA dated for reference December 23, 1997.

  2.2 Stock Purchase Agreement between ICHOR Corporation and Evergreen Holding Inc. dated December 23, 1997.